UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2019

Super League Gaming, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-38819	47-1990734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2906 Colorado Avenue Santa Monica, California 90404
(Address of principal executive offices)
(802) 294-2754
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLGG	Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On June 6, 2019, Super League Gaming, Inc. (the “Company”) completed its acquisition of Framerate, Inc. (“Framerate”), pursuant to the terms and conditions of the Agreement and Plan of Merger entered into by the Company, SLG Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and Framerate on June 3, 2019 (the (“Acquisition”).

This amendment on Form 8-K/A (“8-K/A” ) is being filed by the Company to amend the Current Report on Form 8-K filed on June 7, 2019 (the “Original Report”), solely to provide the information required by Item 9.01 of Form 8-K, which was not previously filed with the Original Report, and is permitted to be filed by amendment no later than 71 calendar days after the date the Original Report was required to be filed with the Securities and Exchange Commission (the“Commission”).  The financial statement and information filed within this 8-K/A should be read in conjunction with the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of businesses acquired.

The following financial statement of the Company is being filed as an exhibit to this Amendment and is incorporated by reference herein:

The audited Statement of Assets Acquired and Liabilities Assumed as of June 6, 2019 with respect to the Acquisition (the “Audited Statement”), including the report of independent auditors.  Pursuant to a letter from the Commission, dated August 12, 2019, the Commission stated that it would permit the substitution of the Audited Statement in lieu of certain historical financial information of Framerate required by Rule 8-04 of Regulation S-X.

(d) Exhibits.

Exhibit No.	Description

99.1	Audited Statement of Assets Acquired and Liabilities Assumed as of June 6, 2019.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Super League Gaming, Inc.

Date: August 16, 2019	By:	/s/ Clayton Haynes
Clayton Haynes Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Statement of Assets Acquired and Liabilities Assumed as of June 6, 2019.